UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

SEAPORT ENTERTAINMENT GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 732-8257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, Seaport Entertainment Group Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Balloon Museum will open at the Tin Building in Summer 2026. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company, through a wholly owned indirect subsidiary, has entered into a lease with Balloon Museum that provides for an initial term of five years. Balloon Museum will also have the option to extend the term of the lease for two separate consecutive renewal terms of five years each.

On February 23, 2026, the Company also issued a media advisory (the “Media Advisory” and, together with the Press Release, the “Announcements”) announcing that the Tin Building by Jean-Georges will close its operations effective February 23, 2026. A copy of the Media Advisory is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

As previously disclosed, certain indirect subsidiaries of the Company and wholly owned subsidiaries of Jean-Georges Restaurants (“JG”) entered into a license agreement with respect to the license of certain intellectual property of JG for the Tin Building (the “License Agreement”). In connection with the closure of the operations of the Tin Building by Jean-Georges, the License Agreement has been terminated. Notwithstanding the foregoing, the Company and JG will continue their longstanding partnership, and the Company, through certain subsidiaries, continues to own a 25% minority interest in JG.

The information in this Item 7.01, including the Announcements, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

This Current Report on Form 8-K, including the Announcements, includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the opening of the Balloon Museum at the Tin Building in Summer 2026 and the Company’s partnership with JG. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements for events or circumstances that arise after the date of this Current Report on Form 8-K, except as may be required by applicable law.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 23, 2026
99.2	Media Advisory, dated February 23, 2026
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2026	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Lucy Fato
	Name:	Lucy Fato
	Title:	EVP, General Counsel & Corporate Secretary